Bank of Hawai‘i Corporation second quarter 2025 financial report July 28, 2025 Exhibit 99.2 this presentation, and other statements made by the Company in connection with it, may contain forward-looking statements concerning, among other things, forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations. we have not committed to update forward-looking statements to reflect later events or circumstances disclosure 2 forward-looking statements diversified, lower risk loan assets second quarter 2025 highlights 3 broad & deep market penetration stable b lance sheet performance earnings highlights strong credit credit remained pristine • stable average deposits and average total loans and leases • stable average noninterest-bearing demand deposit and low yield interest-bearing deposit balances • tier 1 capital ratio of 14.17% and total capital ratio of 15.23% • $1.06 diluted earnings per common share • $47.6 million net income • net interest margin expanded for the fifth consecutive quarter to 2.39% from 2.32% • return on average common equity increased to 12.50% from 11.80% • 1.60% average cost of total deposits • 0.07% net charge-off rate • 0.13% non-performing assets level • 80% of loan portfolio real estate-secured with combined wtd avg LTV of 51% • nominal direct tariff exposure unique business model 4 superior risk adjusted returns over time • attractive core market • dominant market position • fortress risk profile

5 unmatched brand awareness – total unaided 58% 67% 70% 67% 66% 69% 71% 76% 79% 81% 82% 78% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD BOH vs three closest competitors BOH competitor #1 competitor #2 competitor #3 Q. When you think of financial services companies in Hawai‘i, what company comes to mind? Any others? source: blind study commissioned by Bank of Hawai‘i with a leading third-party professional research company based in Hawai‘i. Hybrid (telephone and online) target sample of 400 adult Hawai‘i residents per quarter, primary or shared financial decision-makers in household, and have a checking or savings account with any financial institution. 2025 YTD include data collected in 1Q25 and 2Q25.

leader in a unique deposit market 6source: FDIC Annual Summary of Deposits as of June 30, 2019, June 30, 2023 and June 30, 2024 BOH 33.5% FHB 33.5%ASB 14.2% CPF 11.8% TBNK 2.9% other 4.1% 2023 BOH 32.2% FHB 34.3%ASB 14.1% CPF 11.1% TBNK 3.8% other 4.5% 2019 BOH 34.1% FHB 32.5%ASB 14.4% CPF 11.7% TBNK 2.9% other 4.4% 2024 the leader in a unique deposit market with five local competitors holding 96% of the bank deposit market 0.6% 1.9% (0.9)% (1.8)% 0.2% 0.3% (0.1)% 0.6% (0.1)% (0.9)% ∆ 1-yr ∆ 5-yr ∆ in market share BOH FHB ASB CPF TBNK

7 ∆ NIBD and low yield interest- bearing deposits $ in billions $(0.40) $(0.30) $(0.20) $(0.10) $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 ∆ 3-month rolling average balance of NIBD and low yield interest-bearing deposits note: low yield interest-bearing deposits include accounts yielding interest of 10 bps or less cost of funds interest-bearing deposits 8 0.07% 0.11% 0.30% 0.69% 1.09% 1.54% 1.95% 2.30% 2.39% 2.46% 2.52% 2.37% 2.16% 2.16% 0.13% 0.20% 0.48% 0.97% 1.59% 2.11% 2.44% 2.73% 2.91% 2.99% 3.05% 2.84% 2.66% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 BOH KRX median source: S&P Capital IQ; KBW Regional Banking Index (KRX)

cost of funds total deposits 9 0.05% 0.07% 0.20% 0.46% 0.75% 1.08% 1.40% 1.67% 1.74% 1.81% 1.87% 1.77% 1.60% 1.60% 0.08% 0.12% 0.31% 0.66% 1.09% 1.52% 1.85% 2.10% 2.19% 2.26% 2.34% 2.19% 2.01% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 BOH KRX median source: S&P Capital IQ; KBW Regional Banking Index (KRX)

accretive and predictable balance sheet remix 10 note: loan cashflow refers to cashflow from fixed and adjustable loans; 6.3% roll on rate assumes that the cashflows from maturities/prepayments from loans were reinvested into the same products and the cashflows from maturities/prepayments from investment portfolio were reinvested into securities at an average rate of 5.4%, equivalent to average yield at the time of purchase of the securities purchased in 2Q25 $572 million 2Q25 loan & investment cashflow 6.3% roll on rate accretive & predictable NII expansion 4.0% roll off rate

11 continued accretive NIM reversion 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 3.20% $10.0 $12.5 $15.0 $17.5 $20.0 $22.5 average deposit balance NIM $ in billions

2.2% 20.2% 3.0% 2.8% 3.1% 3.3% 4.2% 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 Hawai‘i unemployment Hawai‘i unemployment forecast national unemployment unemployment experience & forecast source for Hawai‘i unemployment: University of Hawaii Economic Research Organization (UHERO), quarterly data, seasonally adjusted source for national unemployment: Bureau of Labor Statistics, quarterly data, seasonally adjusted 12

13 visitor arrivals monthly by market, indexed to January 2017 source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT) - 20 40 60 80 100 120 140 160 180 200 total US visitor Japan other revenue per available room revenue per available room (RevPAR) 14source: Hawaii Department of Business, Economic Development, and Tourism (DBEDT) $10 $40 $70 $100 $130 $160 $190 $220 $250 $280 $310 $340

condominiumssingle family homes Δ YTD-24YTD-24YTD-25Δ YTD-24YTD-24YTD-25 -0.5% $510$507 6.0% $1,085$1,150 median sales price (000s) -6.0% 2,2342,101 -2.1% 1,3621,334closed sales 12 days 2941 2 days 2022 median days on market stable real estate prices Oahu market indicators – YTD 2025 as of June 2025 15source: Honolulu Board of Realtors, compiled from MLS data credit performance

lending philosophy 17 Hawai'i 93% U.S. mainland 3% West Pacific 4% note: as of June 30, 2025 we lend in our core markets to long-standing relationships consumer portfolio

56% of total loans

Bank of Hawai'i Corporation



home equity
$2.1
$7.9B
consumer
residential
mortgage
$4.6
automobile
$0.7
other
consumer
$0.4

asset type	% total consumer	% total loans	WALTV	wtd avg FICO
residential mortgage	59%	33%	49%	804
home equity	27%	15%	46%	789
real estate secured	**86%**	**48%**	**48%**	**800**
automobile	9%	5%	n/a	731
other consumer	5%	3%	n/a	760
total consumer	**100%**	**56%**	**n/a**	**791**

notes: $ in billions; numbers may not add up due to rounding other consumer primarily comprised of consumer revolving credit, installment, and auto lease financing wtd avg monitoring FICO for other consumer utilizes origination FICO for auto lease financing

18

C&I $1.6 CRE $4.0 construction $0.4 leasing $0.1 commercial portfolio 19 residential mortgage home equity 44% of total loans $6.1B commercial WALTV % total loans % total commlasset type 54%29%66%commercial real estate 59%3%6%construction 55%32%72%real estate secured n/a11%26%commercial & industrial n/a1%2%leasing n/a44%100%total commercial note: $ in billions; numbers may not add up due to rounding inventory (sq ft)vacancy 10 yr CAGR10 yr avg1Q241Q25 0.63%1.63%0.76%1.21%industrial -1.01%12.42%13.56%12.77%office 0.72%6.08%5.90%5.44%retail 0.68%4.59%3.85%3.88%multi-family Oahu market vacancies and inventory 20note: 10-year average vacancy and 10-yr CAGR for inventory are based on year-end 2014 through 2024 source: Colliers (industrial, office, retail) and CoStar (multi-family) stable real estate market multi-family 7% industrial 5% lodging 5% retail 5% office 3% other 4% commercial real estate (CRE) 21 residential mortgage home equity 29% of total loans avg. exposure ($MMs)WALTVasset type 3.256%multi-family 2.555%industrial 14.652%lodging 4.353%retail 1.859%office 3.752%other 3.554%total CRE note: % in chart above is % of total loans

CRE scheduled maturities modest near-term maturities 22 9.8% 14.5% 8.6% 7.3% 4.3% 13.7% 41.8% 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2025 2026 2027 2028 2029 2030 2031+ $m ill io ns

CRE loan balances by LTV 23 LTV > 80% - $51MM, 1.3% of CRE 62.1% 25.4% 11.3% 0.7% 0.01% 0.5% 0 500 1,000 1,500 2,000 2,500 ≤ 60% > 60% to 70% > 70% to 80% > 80% to 85% > 85% to 90% > 90% $m ill io ns

commercial & industrial 24 residential mortgage home equity 11% of total loans note: % in chart above is % of total loans AOAO 3.2% real estate investors 1.7% auto dealers 1.0% renewable energy 0.8% lodging 0.8% educational svcs 0.6% transportation 0.6% wholesale 0.4% other 2.4% avg. exposure ($MMs)% leveragedasset type 1.80%AOAO 1.20%RE investors 5.219%auto dealers 2.90%renewable energy 5.226%lodging 2.10%educational svcs 1.20%transportation 0.40%wholesale trade 0.37%other 0.65%total C&I credit quality 25 0.10% 0.13% 0.07% $0 $0 $0 $0 $0 $0 $0 $0 $0 2Q24 1Q25 2Q25 net charge-offs NCOs/average loans 0.11% 0.12% 0.13% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 2Q24 1Q25 2Q25 non-performing assets NPAs/period-end loans plus OREO 1 78% of total criticized is secured with 54% wtd avg LTV 0.29% 0.30% 0.33% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2Q24 1Q25 2Q25 delinquencies delinquencies/period-end loans 2.23% 2.08% 2.06% 2Q24 1Q25 2Q25 criticized criticized/period-end loans 1 financial update

NII and NIM trends

$ in millions

Bank of Hawai'i Corporation



increasing NII and NIM
$125
2.34%
$133
2.47%
$142
2.60%
$141
2.60%
$136
2.47%
$124
2.22%
$121
2.13%
$116
2.13%
$114
2.11%
$115
2.15%
$118
2.18%
$120
2.19%
$126
2.32%
$130
2.39%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
NII
NIM

27

28 cashflow repricing total quarterly impact to NII from cashflows repricing: +$3.2 million $ in millions note: +$3.1 million in quarterly impact from cashflows repricing assumes that the cashflows from maturities/prepayments from loans were reinvested into the same products and the cashflows from maturities/prepayments from investment portfolio were reinvested into securities at an average rate of 5.4%, equivalent to average yield at the time of purchase of the securities purchased in 2Q25; numbers may not add up due to rounding 4.8% 6.9% 2.1% 4.5% 6.0% 1.5% 2.4% 5.4% 3.0% 4.0% 6.3% 2.3% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% matured/run-off yield reinvestment opportunities incremental spread 2Q25 maturities/prepayments reinvestment opportunities fixed loans adjustable loans inv. portfolio total $302 $101 $169 $572 $- $100 $200 $300 $400 $500 $600 $700 2Q25 maturities/prepayments fixed loans adjustable loans inv. portfolio total

29 deposit mix shift and repricing quarterly NII impact from deposit mix shift and repricing in 2Q25: $(0.5) million $(749) $(967) $(800) $(627) $(488) $(448) $(315) $(105) $(37) $(59) $(1,000) $(800) $(600) $(400) $(200) $- 1Q23 vs 4Q22 2Q23 vs 1Q23 3Q23 vs 2Q23 4Q23 vs 3Q23 1Q24 vs 4Q23 2Q24 vs 1Q24 3Q24 vs 2Q24 4Q24 vs 3Q24 1Q25 vs 4Q24 2Q25 vs 1Q25 QoQ change in average NIBD and low yield interest-bearing deposit balances $ in millions note: low yield interest-bearing deposits include accounts yielding interest of 10 bps or less trend in cost of deposits 30 0.05% 0.07% 0.20% 0.46% 0.75% 1.08% 1.40% 1.67% 1.74% 1.81% 1.87% 1.77% 1.60% 1.60% 0.07% 0.11% 0.30% 0.69% 1.09% 1.54% 1.95% 2.30% 2.39% 2.46% 2.52% 2.37% 2.16% 2.16% 0.29% 0.94% 2.35% 3.82% 4.69% 5.16% 5.43% 5.50% 5.50% 5.50% 5.43% 4.82% 4.50% 4.50% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 total deposit cost interest-bearing deposit cost avg FF 16% 28% 29% 0% 76% 81% 84% 25% 53% 70% 3Q24 4Q24 1Q25 2Q25 downward beta total deposits savings (exl. low yield accounts) time note: low-yield accounts are accounts yielding interest of 10 bps or less

31 time deposits $1.5B 51% $0.8B 28% WAR 3.61% WAR 3.53% 0% 10% 20% 30% 40% 50% 60% 3Q25 4Q25 % o f t o ta l t im e d e po si ts s ch ed ul ed to m at u re time deposit rates continue to decrease note: maturity schedule as of June 30, 2025 4.18% 4.20% 4.17% 4.02% 3.67% 3.52% 5.50% 5.50% 5.43% 4.82% 4.50% 4.50% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 time deposits rates avg FF time deposit maturity scheduletime deposit rates

32 optimizing balance sheet $1.0 $1.7 $1.7 $1.7 $1.5 $1.3 $1.3 $1.5 $1.0 $1.3 $1.3 $1.3 $1.3 $0.7 $0.7 $0.7 $- $0.2 $2.0 $3.0 $3.0 $3.0 $2.8 $2.0 $2.0 $2.2 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 3/31/23 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 6/30/25 $ in b ill io n s active swap composition fixed rate loans AFS securities 73% 72% 67% 61% 55% 55% 54% 53% 57% 56% 55% 26% 27% 27% 28% 29% 29% 29% 30% 32% 33% 33% 1% 9% 13% 13% 14% 12% 9% 9% 10% 0.4% 1% 5% 2% 3% 3% 3% 4% 2% 3% 2% 0% 20% 40% 60% 80% 100% 12/31/22 3/31/23 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 9/30/24 12/31/24 3/31/25 6/30/25 earning asset composition fixed float/adjustable swaps fed funds sold 100% 56% 44% 100% 100% 44% 56% $(166) $236 $233 $241 $276 $(200) $(100) $- $100 $200 $300 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 $ in m ill io n s securities purchases / sales Fixed Floating note: swaps in ‘earning asset composition’ and ‘swap composition’ does not include $600 million of forward swaps; ‘securities purchases / sales’ do not include stock and PCLI purchases

33 rate sensitive earning assets and interest-bearing deposits note: loans, investments, swaps and FF sold balances are as of June 30, 2025; rate sensitive deposit balances are 2Q25 average balances; low-yield accounts are accounts yielding interest of 10 bps or less; all qualified business money management checking accounts are included in ‘IBD excl. low-yield accounts’; numbers may not add up due to rounding $5.9 $1.2 $3.1 $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 savings excl. low-yield accounts IBD excl. low-yield accounts time rate sensitive earning assets $3.3 $1.4 $2.2 $0.3 $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 loans investments swaps FF sold rate sensitive interest-bearing deposits $7.3B $10.1B balance sheet well-positioned for a range of rate outcomes $ in billions noninterest income and expense $ in millions 34 increase in noninterest income and continued discipline in expense management $42.1 $44.1 $44.8 $0 $10 $20 $30 $40 $50 2Q24 1Q25 2Q25 reported noninterest income $109.2 $110.5 $110.8 $0 $20 $40 $60 $80 $100 $120 2Q24 1Q25 2Q25 reported noninterest expense financial summary $ in millions, except per share amounts 35 ∆ 2Q 2024∆ 1Q 20252Q 20241Q 20252Q 2025 $ 14.8$ 3.9$ 114.8$ 125.8$ 129.7net interest income 2.70.742.1 44.1 44.8 noninterest income 17.5 4.6156.9 169.9 174.5 total revenue 1.6 0.3109.2 110.5 110.8 noninterest expense 16.04.347.759.463.7operating income 0.9 -2.4 3.3 3.3 credit provision 1.6 0.611.2 12.2 12.8 income taxes $ 13.6$ 3.6$ 34.1 $ 44.0 $ 47.6 net income $ 10.3$ 3.6$ 32.1 $ 38.7 $ 42.4 net income available to common $ 0.25$ 0.09$ 0.81 $ 0.97 $ 1.06 diluted EPS %0.22%0.06%0.59%0.75%0.81 return on assets 2.09 0.7010.41 11.80 12.50 return on average common equity 0.24 0.072.152.322.39net interest margin end of period balances %6.2%1.8$ 7,111$ 7,422$ 7,553investment portfolio 1.2(0.8)13,83114,11514,002loans and leases 1.9(1.0)20,40921,00820,799total deposits 8.12.21,613 1,705 1,743 shareholders' equity note: numbers may not add up due to rounding capital 36note: 2Q25 regulatory capital ratios are preliminary 6.50% 6.50% 6.50% 0.00% 8.00% 8.00% 8.00% 0.00% 10.00% 10.00% 10.00% 0.00% 5.00% 5.00% 5.00% 5.06% 5.08% 5.31% 5.96% 5.93% 6.17% 5.02% 4.97% 5.23% 3.37% 3.36% 3.46% 11.56% 11.58% 11.81% 13.96% 13.93% 14.17% 15.02% 14.97% 15.23% 8.37% 8.36% 8.46% 2Q24 1Q25 2Q25 2Q24 1Q25 2Q25 2Q24 1Q25 2Q25 2Q24 1Q25 2Q25 CET1 tier 1 capital total capital tier 1 leverage well-capitalized excess 13.6% BOHC strong capital 60.0% 59.9% 76.5% BOHC 1Q25 BOHC 2Q25 KRX median 1Q25 1 RWA / total assets

37 ✔ NII and NIM increased for the fifth consecutive quarter ✔ dominant market position in a unique market ✔ exceptional credit quality ✔ strong liquidity and risk-based capital takeaways

Q & A

appendix

40note: as of June 30, 2025, cash includes fed funds sold, interest-bearing deposits in other banks and cash and due from banks, and securities available includes unencumbered investment securities Bank of Hawai‘i carries substantial liquidity lines and equivalents for both day-to-day operational and liquidity backstop purposes FRB FHLB securities available cash uninsured/ uncollateralized deposits $10.2B $7.8B readily available liquidity insured/collateralized deposits 41note: as June 30 2025, numbers may not add up due to rounding uninsured/ uncollateralized 37% uninsured/ collateralized 10% insured 53%

Oahu market inventory 42 CRE supply constraints 10-yr CAGR: 0.6% 10-yr CAGR: -1.0% 10-yr CAGR: 0.7% 10-yr CAGR: 0.7% note: 10-yr CAGR for inventory are based on year-end 2014 through 2024 source: Colliers (industrial, office, retail) and CoStar (multi-family)

CRE office 43 3% of total loans • 59% wtd avg LTV • $1.8MM average exposure • 24% CBD (Downtown Honolulu) - 62% wtd avg LTV - 45% with repayment guaranties • 37% maturing prior to 2027 • 1.3% criticized highlights LTV ≤ 60% 47% LTV > 60% to 70% 34% LTV > 70% to 80% 8% LTV > 80% 11% LTV distribution 2.0% 35.0% 4.6% 10.8% 2.2% 11.2% 34.3% - 50 100 150 200 250 300 2025 2026 2027 2028 2029 2030 2031+ $ m ill io ns scheduled maturity $377MM

CRE multi-family 44 7% of total loans • 56% wtd avg LTV • $3.2MM average exposure • 100.0% LIHTC, affordable or market • 17% maturing prior to 2027 • 4.5% criticized highlights LTV ≤ 60% 53% LTV > 60% to 70% 34% LTV > 70% to 80% 13% LTV distribution 11.8% 5.4% 2.7% 4.7% 2.9% 8.3% 64.1% - 100 200 300 400 500 600 700 2025 2026 2027 2028 2029 2030 2031+ $ m ill io ns scheduled maturity $989MM